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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) November 1, 2000

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                               THE OXBOW FUND, LLC
             (Exact name of registrant as specified in its charter)

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         New Jersey                   000-29945                   22-3679009
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

223 Wanaque Avenue,
Pompton Lakes, New Jersey                                                  07442
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (973) 831-8020


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Item 4. Changes in Registrant's Certifying Accountant.

     (b) New Independent Accountant

     On November 1, 2000, the Registrant, as authorized by its Board of Directors, engaged Rothstein Kass & Company ("RKC") as its new independent accountant to audit and report on the Registrant's financial statements and to act, on a continuing basis, as the Registrant's independent accountant.

     During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging RKC, the Registrant did not consult RKC regarding either: (i) The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event (as those terms are described in Item 304 of Regulation S-K).

     Registrant has requested RKC to review the disclosure set forth in this Form 8-K and has provided RKC the opportunity to furnish the Registrant with a



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letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Registrant's expression of its views or the respects in which it does not agree with the statements made by the Registrant in response to the disclosures. RKC has not submitted a letter to Registrant.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE OXBOW FUND, LLC


Date:  November 8, 2000              By:    /s/ Daniel D. Dyer
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                                     Name:  Daniel D. Dyer
                                     Title: Chairman and Chief Executive Officer


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